UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2015
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Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   717-763-7064

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 29, 2015, the Company held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, the Company’s stockholders elected all ten of the Board of Director nominees to serve as Directors until the 2016 Annual Meeting of Stockholders and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2015. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The Company’s stockholders also approved an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors.

As of the record date, there were 80,082,869 Common Shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 73,003,913 shares, or approximately 91.16% of the outstanding Common Shares entitled to vote, were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2015 to serve as Directors until the 2016 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
J.F. Earl	65,300,263	1,288,832	6,414,818
K.G. Eddy	56,246,147	10,342,948	6,414,818
D.C. Everitt	65,239,858	1,349,237	6,414,818
S.E. Graham	65,231,633	1,357,462	6,414,818
F.N. Grasberger	65,214,705	1,374,390	6,414,818
T.D. Growcock	65,285,425	1,303,670	6,414,818
H.W. Knueppel	65,056,996	1,532,099	6,414,818
E. La Roche	64,629,093	1,960,002	6,414,818
J.M. Loree	64,569,994	2,019,101	6,414,818
P.C. Widman	65,272,575	1,316,520	6,414,818

2.
The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2015, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
71,775,376	1,075,284	153,253

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,049,865	5,056,655	482,575	6,414,818

4.
The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,814,975	510,321	263,799	6,414,818

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Form 8-K:

Exhibit No.    Description

99.1	Press Release dated April 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date:	May 4, 2015	By:	/s/ Russell Hochman
Russell Hochman
Vice President, Interim General Counsel, Chief Compliance Officer and Corporate Secretary